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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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H&R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

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Investor Presentation

Forward-Looking Statements
This presentation may contain forward-looking statements, which are any statements that are not historical facts. These forward-looking statements are based upon the current expectations of the company and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties and speak only as of the date on which they are made, the companyÊs actual results could differ materially from these statements. These risks and uncertainties relate to, among other things, the companyÊs pending sale of Option One Mortgage Corp.; competitive factors; regulatory capital requirements; the companyÊs effective income tax rate; litigation; and changes in market, economic, political or regulatory conditions. Information concerning these risks and uncertainties is contained in Item 1A of the companyÊs 2007 annual report on Form 10-K and in other filings by the company with the Securities and Exchange Commission.

Building Shareholder Value
We have the right strategy to build shareholder value We are taking the necessary steps to focus on our core tax, accounting and related financial services businesses HRB Bank creates a competitive advantage for our core tax business, particularly in the early filer segment Breeden PartnersÊ campaign is disruptive:
Offers no new ideas Creates risk to auditor independence

Table of Contents
Background Core Business Strategy On Track to Enhance Shareholder Value HRBÊs Board and Corporate Governance Breeden PartnersÊ Proxy Fight

H&R Block Today
H&R Block is a financial services company providing tax, investment, mortgage and accounting and business consulting services and products Tax Services segment provides income tax return preparation and related services and products in the United States, Canada and Australia Business Services segment offers middle-market companies accounting, tax and business consulting services under the RSM McGladrey brand Consumer Financial Services segment offers financial advice and related brokerage and investment planning. H&R Block Bank offers tax-related transaction accounts to H&R Block tax clients who need a source for direct deposit of their tax refunds.

Background Core Business Strategy On Track to Enhance Shareholder Value HRBÊs Board and Corporate Governance Breeden PartnersÊ Proxy Fight

Focus for H&R Block
Retail — Tax
• 45% of H&R BlockÊs retail office clients are early filers
· A mix of company-owned and franchised retail offices, each with low capital requirements
Digital — Tax RSM McGladrey
· New offices reach steady state in 5 years
· Consists of both software and
· Leading provider to the middle-online offeringsmarket
· These products are key for
· Offering core tax, accounting, and addressing DIY filers, who are business consulting services – all rapidly migrating away from pen these segments are growing and paper strongly
· Making inroads against Intuit and • With acquisition of AMEX TBS, has other competitors through Tax, Accounting scale to drive margins product simplification, intense marketing and smart pricing and Related
Financial Services Financial Advisors Bank
· Focus on upper-end tax clients with
· Key tool to meet tax client needs goal of increasing client loyalty and while enhancing client loyalty, retention especially in the early filer segment
· Focused on building scale, increasing
· Creates incremental economics to advisor productivity and enhancing be able to offer refund loans at profitability attractive rates relative to competitors 7

Tax Segments and H&R Block Share
133 million total U.S. tax filers*
Dispersed across Later season retail, CPAs, Hybrid Expertise clients who have
27% of U.S. Tax Filers 32% of U.S. Tax Filers
digital and other more complex service platforms tax situations
13%
3%
10% 1% 10% 9%
Control
22% of U.S. Tax Filers Early Filer 19% of U.S. Tax Filers
In the market
30%
from late 1% Early season November 11% clients who throughout the 6% 29% demand their tax season money fast
5% H&R Block digital share H&R Block retail share *TS05 Market Share 8

Early Filer Segment
Early filer clients are inherently the least loyal and hardest to retain
Product innovation driving segment dynamics Early Filer Segment dominated by tax prep firms and independent providers
19% of U.S. Tax
In TS07, H&R Block retained 67.7% of Filers early filers vs. 71.5% of all retail filers
30%
1% Early filers represent 45% of H&R Block retail office clients
29% Tend to be un/underbanked Users of alternative financial services Lower income
Performance in early filer segment drives Tax Services success
H&R Block digital share H&R Block retail share

Tax Season Split
Late Season Client We have made consistent progress in addressing the
(6.5%) (2.4%) (3.8%) 0.3% (0.1%) second-half filer (expertise-
oriented client) category
FY03 FY04 FY05 FY06 FY07
The early filer segment is a critical driver of overall H&R
Block market share
Early Season Client
Driver of performance much more (0.9%) (3.6%) 2.9% (3.8%) 1.8% dependent on product superiority and distribution FY05 and FY07 demonstrate impact of success against these drivers
HRB Bank allows us to develop
FY03 FY04 FY05 FY06 FY07
products for this segment that are
superior to those offered by our competitor

How HRB Bank Supports Tax Services
Enabled creation of Emerald Card – a competitively priced transaction account — that appeals to our clients:
High client take rate
Magnitude of client retention potential (growth in tax preparation revenues) will be more apparent in TS08
Clients with other points of contact (i.e., through Financial Advisors or savings accounts) are more loyal HRB Bank enhances our ability to attract and retain early filers, giving us a strong competitive advantage
Brought over 2 million clients into a deeper relationship with H&R Block
Significantly lowered APRs on refund loan products
Created a competitive advantage in our core tax business due to strength of HRB Bank product offerings relative to our competitors

Cultivating Client Loyalty
HRB Bank enabled a product (the Emerald Card) to be manufactured to our specifications Developed 36% APR RAL product delivered on prepaid debit card Next version leverages unique features to extend loyalty and enhance brand Platform can open door to new tax refund distribution options

The Success of HRB Bank
HRB Bank had a very successful first year
Low cost deposit strategy leveraged capital
Earned $23 million (pretax), including Emerald Card economics (ATM and merchant fees, float)
Launched high-yielding IRA and savings accounts, strengthening relationships with core HRB tax clients

Background Core Business Strategy On Track to Enhance Shareholder Value HRBÊs Board and Corporate Governance Breeden PartnersÊ Proxy Fight

Initiatives to Enhance Shareholder Value
Initiatives to Enhance Shareholder Value
Closed HRBMC

FY08 A Key Year
We expect continued success in TS08, building on a strong TS07 HRB Bank is the foundation for increasing loyalty and market share in critical early filer segment With expected strong profits, we will rebuild capital and be positioned for continued share repurchases and dividend increases Focus on core tax, accounting and financial services businesses, along with continued disciplined capital allocation, will produce superior financial performance

Background Core Business Strategy
On Track to Enhance Shareholder Value HRBÊs Board and Corporate Governance Breeden PartnersÊ Proxy Fight

Strong Governance
9 of HRBÊs 11 Directors are Independent Independent Lead Director Independent Audit, Compensation, and Governance and Nominating Committees 4 of HRBÊs 5 Audit Committee members are ,,financial experts‰ Directors are subject to stock ownership guidelines

H&R BLOCK

HRB's Board Members Up for Re-election: Proven Leadership

	Name	Position
	Donna R. Ecton	Ms. Ecton is currently the Chairman and Chief Executive Officer of EEI Inc., a management consulting firm that she founded in 1998. Ms. Ecton is Chairman of the Finance Committee of the Board of Directors and is a member of the Executive and Governance and Nominating Committees. She previously served as Chairman of the Audit Committee, overseeing the implementation of processes and procedures required by Sarbanes-Oxley legislation. She also has previously served as Chairman of the Compensation Committee.
	Louis W. Smith	Mr. Smith served as President and Chief Executive Officer of the Ewing Marion Kauffman Foundation, the 26th largest charitable foundation in the United States, from July 1997 until April 2002. Prior to joining the Kauffman Foundation, Mr. Smith had a 29-year career with AlliedSignal, Inc. (now Honeywell International), a diversified technology and manufacturing company, retiring as President of the Kansas City Division in 1995. Mr. Smith is currently Chairman of the Audit Committee of the Board of Directors and is a member of the Executive and Governance and Nominating Committees of the Board of Directors. He previously served as Chairman of the Compensation Committee.
	Ray Wilkins, Jr.	Mr. Wilkins has served as Group President, AT&T Inc. (formerly SBC Communications, Inc.) since May 2002. On September 7, 2006, the Board appointed Mr. Wilkins to serve as the Presiding Director of the Board of Directors. In this capacity, he acts as a liason between the full Board and the CEO and leads executive sessions of the non-employee directors at board meetings. He is currently Chairman of the Executive Committee of the Board of Directors and is a member of the Compensation and Governance and Nominating Committees.

19

HRBÊs Other Board Members: Proven Leadership
Name Position
Mark A. Ernst Chairman, President and CEO; member of the Executive and Finance Committees
Vice Chairman of the University Academy, a college preparatory charter school; member of the
Thomas M. Bloch
Finance Committee
Retired Chairman and CEO of The Allstate Corporation; member of the Audit and Compensation
Jerry D. Choate
Committees
Vice Chairman of the Board of CARSTAR, Inc.; member of the Compensation and Executive
Henry F. Frigon
Committees and Chairman of the Governance and Nominating Committee
Retired Chairman and CEO of LG&E Energy Corporation; member of the Compensation, Executive
Roger W. Hale
and Governance and Nominating Committees
Executive Vice President and Group President of Qualcomm Inc.; member of the Audit and Finance
Len J. Lauer
Committees
Chairman and CEO of Lewis & Munday, a Detroit-based law firm; member of the Audit and Finance
David B. Lewis
Committees
Managing Partner of Seip Investments LP; member of the Audit and Executive Committees and
Tom D. Seip
Chairman of the Compensation Committee

Background Core Business Strategy On Track to Enhance Shareholder Value HRBÊs Board and Corporate Governance Breeden PartnersÊ Proxy Fight

Breeden Partners: A Disruption
Breeden PartnersÊ campaign disruptive to H&R BlockÊs strategic initiatives
Has not advanced new ideas or plan to improve value
Breeden Partners owns less than 2% and has been a shareholder for less than a year and now seeks to replace more than 25% of H&R BlockÊs Board members
Grave risk that KPMG, H&R BlockÊs independent auditor, would no longer be independent and therefore could not audit or review H&R BlockÊs financial statements

Breeden Partners Has No New Ideas
Breeden Says HRB Board Action Already Taken: Focus on core tax services Launched HRB Bank to attract and retain customers in the Early Filer segment Selling unprofitable units in the RSM McGladrey business End use of shareholder capital to Announced sale of Option One, pursue subprime mortgage lending targeting close on or before December 31 Closed H&R Block Mortgage Corp.

Risk To Auditor Independence
Auditor must be independent both in fact and appearance, and auditor independence is destroyed if a partner (or even a professional employee) sits on the audit clientÊs board Richard BreedenÊs role as the Monitor for KPMG gives him far greater influence over KPMG than any one partner could exert
Mr. Breeden describes himself as the DOJÊs representative ,,in policing KPMG‰ under the deferred prosecution agreement in KPMGÊs criminal tax case (,,DPA‰) DPA gives Mr. Breeden broad jurisdiction, powers and oversight authority over KPMG and all personnel, including ethics and compliance Compensated and indemnified by KPMG
Term extends until, at the earliest, September 2008
Mr. BreedenÊs every-4-month report to the US Attorney of KPMGÊs compliance with the DPA is of critical importance to KPMG
KPMG Partners could be removed, Monitorship extended or criminal charges reinstated
Breeden PartnersÊ other nominees create the same issues because they work for his companies Independence turns on reality of relationship, not how it is characterized on paper The DPA states that it binds only the Department of Justice (U.S. Attorney); the SEC and the PCAOB – not the DOJ – are responsible for auditor independence matters

Disruption from Change of Auditors
A mid-year change of auditors would be disruptive, costly and divert management and Board attention Limited number of audit firms that are capable of auditing H&R Block
Some audit firms already provide HRB significant services that may render such firms non-independent or unwilling to accept an audit engagement
The new auditor must perform extensive procedures with significant ,,first-time through‰ costs Potential to delay a 10-Q filing, which could lead to a breach of certain HRB reporting covenants

Conclusion
We have the right strategy to build shareholder value We are taking the necessary steps to focus on our core tax, accounting and related financial services businesses HRB Bank creates a competitive advantage for our core tax business, particularly in the early filer segment
The Breeden PartnersÊ campaign is disruptive:
Offers no new ideas Creates risk to auditor independence

Important Additional Information
On July 31, 2007, H&R Block began the process of mailing its definitive proxy statement (the ,,Proxy Statement‰), together with a WHITE proxy card, in connection with H&R BlockÊs 2007 Annual Meeting of Shareholders. The Proxy Statement contains important information about H&R Block and the 2007 Annual Meeting. H&R Block urges its shareholders to read the Proxy Statement carefully. Shareholders may obtain additional free copies of the Proxy Statement and other documents filed with the Securities Exchange Commission (SEC) by H&R Block through the website maintained by the SEC at www.sec.gov. In addition, copies of the Proxy Statement and other documents may be obtained free of charge by directing a request to: H&R Block, Inc., Attn: Corporate Secretary, 1 H&R Block Way, Kansas City, MO 64105, (816) 854-3000 or from our website (www.hrblock.com). Copies of the Proxy Statement also may be requested by contacting our proxy solicitor, Innisfree M&A Incorporated, at 877-456-3463 toll-free.